UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2008

FUND.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121764	30-0284778
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wall Street, 20th Floor
New York, New York 10005
(Address of Principal Executive Offices)

212-618-1633
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On August 6, 2008, Fund.com Inc. (the “Company”) amended that certain Securities Purchase Agreement, dated as of June 30, 2008, between the Company and Westmoore Capital Group, Series II.  The amended Securities Purchase Agreement provides for additional closing dates for the purchase of additional shares of the Company’s Common Stock and warrants for gross proceeds to the Company of $1,500,000 in cash.  The amendment extends the date of the additional closings with respect to the first $500,000 to a date no later than August 8, 2008, with two subsequent closings of $500,000, no later than September 8, 2008 and October 8, 2008, respectively.  Such amendment is filed as Exhibit 99.2 hereto.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 6, 2008, the Board appointed Gregory Webster, President of the Company, as Chief Executive Officer of the Company.  In conjunction with his appointment, he was removed as President and from all other positions at the Company.  He was also appointed as Chief Executive Officer of each of the Company’s subsidiaries, and was removed as President and from all other positions at the subsidiaries.  Mr. Webster was also appointed as a member of the Board of Directors of the Company and its subsidiaries.  In connection with his election to the Board of Directors, Mr. Webster will sign the Company’s standard form of Indemnification Agreement, which is incorporated herein by reference to Exhibit 10.1.

Effective August 6, 2008, the Board appointed Raymond Lang, Chief Executive Officer of the Company, as President of the Company.  In conjunction with his appointment, Mr. Lang was removed as Chief Executive Officer and from all other positions at the Company. He was also appointed as President of each of the Company’s subsidiaries, and was removed as Chief Executive Officer and from all other positions at the subsidiaries. Mr. Lang remains a director of the Company and each of its subsidiaries.

The Company has amended the terms of the Employment Agreements with Mr. Lang and Mr. Webster to reflect their new titles and roles.  The amendment to Mr. Webster’s agreement also includes an additional option grant to purchase 653,000 shares of the Company’s Class A Common Stock at a price per share based upon the closing price on the OTC Bulletin Board as of August 5, 2008. The first 153,000 shares will vest upon the grant of the options, with 25% of the remainder vesting on March 1, 2008 and the balance vesting quarterly over the following 36 months. In the event of a change of control, vesting will accelerate twelve months. Such amendments are filed herewith as Exhibits 10.3 and 10.5.

The Board has approved an amendment to the Company’s 2007 Stock Incentive Plan to permit pricing of option grants in any manner consistent with Section 409A of the Internal Revenue Code, the form of which is filed herewith as Exhibit 10.6.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated June 30, 2008 between Fund.com Inc. and Westmoore Capital Group, Series II (Filed as Exhibit 99.1 to Form 8-K, filed on July 11, 2008, incorporated by reference)
99.2	Amendment to Securities Purchase Agreement, dated August 6, 2008 between Fund.com Inc. and Westmoore Capital Group, Series II.
10.1	Form of Indemnification Agreement (Filed as Exhibit 10.10 to Form 8-K, filed on March 10, 2008, incorporated by reference)
10.2	Employment Agreement of Mr. Lang (Filed as Exhibit 10.2 to Form 8-K, filed on January 17, 2008, incorporated by reference)
10.3	Amendment No. 1 to Employment Agreement of Mr. Lang, dated August 6, 2008
10.4	Employment Agreement of Mr. Webster (Filed as Exhibit 10.4 to Form 8-K, filed on March 4, 2008, incorporated by reference)
10.5	Amendment No. 1 to Employment Agreement of Mr. Webster, dated August 6, 2008
10.6	Amendment No. 1 to the Fund.com Inc. 2007 Stock Incentive Plan, effective August 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM INC.

Date: August 7, 2008
By:  /s/ Gregory Webster
Name: Gregory Webster
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Securities Purchase Agreement, dated June 30, 2008 between Fund.com Inc. and Westmoore Capital Group, Series II (Filed as Exhibit 99.1 to Form 8-K, filed on July 11, 2008, incorporated by reference)
99.2	Amendment to Securities Purchase Agreement, dated August 6, 2008 between Fund.com Inc. and Westmoore Capital Group, Series II.
10.1	Form of Indemnification Agreement (Filed as Exhibit 10.10 to Form 8-K, filed on March 10, 2008, incorporated by reference)
10.2	Employment Agreement of Mr. Lang (Filed as Exhibit 10.2 to Form 8-K, filed on January 17, 2008, incorporated by reference)
10.3	Amendment No. 1 to Employment Agreement of Mr. Lang, dated August 6, 2008
10.4	Employment Agreement of Mr. Webster (Filed as Exhibit 10.4 to Form 8-K, filed on March 4, 2008, incorporated by reference)
10.5	Amendment No. 1 to Employment Agreement of Mr. Webster, dated August 6, 2008
10.6	Amendment No. 1 to the Fund.com Inc. 2007 Stock Incentive Plan, effective August 6, 2008